EXHIBIT 21.1
Subsidiaries of Arbor Realty Trust, Inc.
      Arbor Realty GPOP, Inc., a Delaware corporation
      Arbor Realty LPOP, Inc., a Delaware corporation
      Arbor Realty Limited Partnership, a Delaware limited partnership
      Arbor Realty SR, Inc., a Maryland corporation
      ANMB Holdings LLC, a New York limited liability company
      ACM Gateway LLC, a Delaware limited liability company
      Arbor Texas CDS, LLC, a New York limited liability company
      ANMB Holdings II, LLC, a New York limited liability company
      ACM Dutch Village, LLC, a Delaware limited liability company
      ACM Evergreen, LLC, a New York limited liability company
      Arbor Realty Funding, LLC, a Delaware limited liability company
      Arbor Realty Member LLC, a Delaware limited liability company
      ART 450 LLC, a Delaware limited liability company
      ARMS 2004-1 Equity Holdings LLC, a Delaware limited liability company
      Arbor Realty Mortgage Securities Series 2004-1 LLC, a Delaware limited liability company

Arbor Realty Mortgage Securities Series 2004-1, Ltd., a Cayman Islands exempted company with limited liability
      Arbor Realty Collateral Management, LLC, a Delaware limited liability company
      Arbor Realty Funding LLC, a Delaware limited liability company
      263 Ninth Avenue Realty LLC, a New York limited liability company
      823 Park Avenue LLC, a New York limited liability company
      AC Flushing, LLC, a New York limited liability company
      ACM Lakeview, LLC, a New York limited liability company
      AR Prime Holdings LLC, a Delaware limited liability company
      Arbor Realty Fairfax, LLC, a Delaware limited liability company

Arbor Realty Mortgage Securities Series 2005-1 Ltd., a Cayman Islands exempted company with limited liability
      Arbor Realty OTA LLC, a Delaware limited liability company
      Arbor Realty RMBS LLC, a Delaware limited liability company
      ARMS 2005-1 Equity Holdings LLC, a Delaware limited liability company
      Arbor SR West 35th LLC, a Delaware limited liability company
      Arbor TRS Holding Co., Inc., a Delaware corporation
      Arbor Toy LLC, a Delaware limited liability company
      ARLP 263 Ninth Avenue, a New York limited liability company
      ARSR Heritage Marina LLC, a Delaware limited liability company

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